UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 16, 2011

PDF SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

000-31311
(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

333 West San Carlos Street, Suite 700
San Jose, CA 95110
(Address of principal executive offices, with zip code)

(408) 280-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)      On November 16, 2011, at the 2011 annual meeting of the stockholders of PDF Solutions, Inc. (the “Company”), the stockholders of the Company approved the 2011 Stock Incentive Plan (the “2011 Plan”), effective as of such date.  A description of the material terms of the 2011 Plan is set forth under the heading “Proposal 3 – Approval of the 2011 Stock Incentive Plan” in the Company’s proxy statement filed with the Securities and Exchange Commission on October 7, 2011, which description is hereby incorporated into this Item 5.02(e) by reference. The 2011 Plan is also incorporated by reference in Exhibit 10.8 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.8		PDF Solutions, Inc. 2011 Stock Incentive Plan, filed as Appendix A to the Company’s proxy statement dated October 7, 2011, and incorporated herein by reference.+

	+	Management contract or compensatory plan arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC.
(Registrant)

By:   /s/ Gregory Walker
Gregory Walker
Chief Financial Officer and Vice President, Finance

Dated:  November 22, 2011

EXHIBIT INDEX

Exhibit Number		Description

10.8		PDF Solutions, Inc. 2011 Stock Incentive Plan, filed as Appendix A to the Company’s proxy statement dated October 7, 2011, and incorporated herein by reference.+

	+	Management contract or compensatory plan arrangement.